Supplement dated February 16, 2021 to the Wilmington Funds Statement of Additional Information dated August 31, 2020 (the “SAI”)

Effective immediately, the information in the SAI with respect to the Wilmington Global Alpha Equities Fund and the Wilmington International Fund (the “Funds”) will be amended as follows:

Effective immediately, the following supplements the information on page 33 of the SAI, in the sub-section, “Investment Risks”, after the “Affiliated Persons Risks”.

Initial Public Offerings Risk

The Global Alpha Equities Fund and International Fund may participate in initial public offerings (“IPOs”). Securities issued in initial public offerings have no trading history, and information about the companies may be available for very limited periods. The volume of IPOs and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If IPOs are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in IPOs are often subject to greater and more unpredictable price changes than more established stocks.

Please keep this Supplement for future reference.

1